UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2025

MICROSTRATEGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-42509	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Class A common stock, par value $0.001 per share	MSTR	The Nasdaq Global Select Market
8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share	STRK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 10, 2025, MicroStrategy Incorporated d/b/a Strategy (“Strategy”) entered into a Sales Agreement (the “Sales Agreement”) with TD Securities (USA) LLC, Barclays Capital Inc., The Benchmark Company, LLC, BTIG, LLC, Canaccord Genuity LLC, Cantor Fitzgerald & Co., Compass Point Research & Trading, LLC, H.C. Wainwright & Co., LLC, Keefe, Bruyette & Woods, Inc., Mizuho Securities USA LLC, Santander US Capital Markets LLC and SG Americas Securities, LLC, as sales agents (each an “Agent” and collectively the “Agents”), pursuant to which Strategy may issue and sell shares of its 8.00% series A perpetual strike preferred stock, $0.001 par value per share (the “perpetual strike preferred stock”), having an aggregate offering price of up to $21.0 billion (the “Shares”), from time to time through the Agents (the “Offering”). Shares of the perpetual strike preferred stock are convertible by the holders into shares of Strategy’s class A common stock. Also, on March 10, 2025, Strategy filed a prospectus supplement with the Securities and Exchange Commission in connection with the Offering (the “Prospectus Supplement”) under its existing automatic shelf registration statement, which became effective on January 27, 2025 (File No. 333-284510) (the “Registration Statement”), and the base prospectus contained therein.

Upon delivery of a placement notice, and subject to the terms and conditions of the Sales Agreement, the Agents may sell the Shares by any method that is deemed an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended (the “Securities Act”) or any other method permitted by law, which may include negotiated transactions or block trades. Strategy may sell the Shares through the Agents in amounts and at times to be determined by Strategy from time to time subject to the terms and conditions of the Sales Agreement. Strategy is not obligated to sell, and the Agent is not obligated to buy or sell, any of the Shares in the Offering. No assurance can be given that Strategy will sell any Shares under the Sales Agreement, or, if it does, as to the price or amount of Shares that it sells or the dates when such sales will take place. Strategy will only sell Shares through one Agent on any single day. Sales pursuant to the Sales Agreement may be made through an affiliate of an Agent.

Strategy or the Agents may suspend or terminate the Offering upon notice to the other parties and subject to other conditions. Each Agent will act as sales agent on a commercially reasonable efforts basis consistent with its normal trading and sales practices.

Strategy has agreed to pay the Agents’ commissions for their respective services in acting as agents in the sale of the Shares in the amount of up to 2.0% of the aggregate gross proceeds it receives from each sale of its Shares pursuant to the Sales Agreement. Strategy has also agreed to provide the Agents with customary indemnification and contribution rights.

A copy of the Sales Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the material terms of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Latham & Watkins LLP, counsel to Strategy, has issued a legal opinion relating to the Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

The Shares are registered pursuant to the Registration Statement and the base prospectus contained therein, and offerings for the Shares will be made only by means of the Prospectus Supplement. This Current Report on Form 8-K shall not constitute an offer to sell, or a solicitation of an offer to buy, the securities mentioned herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Item 8.01	Other Events.

Common Stock ATM and BTC Update

On March 10, 2025, Strategy announced that, during the period between March 3, 2025 and March 9, 2025, Strategy did not sell any shares of class A common stock under its at-the-market equity offering program, and did not purchase any bitcoin.

As of March 9, 2025, Strategy, together with its subsidiaries, held an aggregate of approximately 499,096 bitcoins, which were acquired at an aggregate purchase price of approximately $33.1 billion and an average purchase price of approximately $66,357 per bitcoin, inclusive of fees and expenses.

Preferred Stock ATM

On March 10, 2025, Strategy issued a press release relating to the Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Neither this Current Report on Form 8-K nor the press release attached hereto constitutes an offer to sell or a solicitation of an offer to buy any securities.

Item 7.01	Regulation FD Disclosure.

Strategy Dashboard

Strategy also maintains a dashboard on its website (www.strategy.com) as a disclosure channel for providing broad, non-exclusionary distribution of information regarding Strategy to the public, including information regarding market prices of its outstanding securities, bitcoin purchases and holdings, certain KPI metrics and other supplemental information, and as one means of disclosing non-public information in compliance with its disclosure obligations under Regulation FD. Investors and others are encouraged to regularly review the information that Strategy makes public via the website dashboard.

Furnished Information

The information disclosed pursuant to Item 7.01 in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Statements in this Current Report on Form 8-K and the exhibits attached hereto about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the at-the-market offering of the perpetual strike preferred stock. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the uncertainties related to the sales made pursuant to the offering program, if any, market conditions and the other factors discussed in the “Risk Factors” section of Strategy’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 18, 2025 and the risks described in other filings that Strategy may make with the Securities and Exchange Commission. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and Strategy specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Sales Agreement, dated as of March 10, 2025, by and among Strategy and TD Securities (USA) LLC, Barclays Capital Inc., The Benchmark Company, LLC, BTIG, LLC, Canaccord Genuity LLC, Cantor Fitzgerald & Co., Compass Point Research & Trading, LLC, H.C. Wainwright & Co., LLC, Keefe, Bruyette & Woods, Inc., Mizuho Securities USA LLC, Santander US Capital Markets LLC and SG Americas Securities, LLC

5.1	Opinion of Latham & Watkins LLP

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

99.1	Press Release of Strategy, dated March 10, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2025	MicroStrategy Incorporated
(Registrant)

	By:	/s/ W. Ming Shao
	Name:	W. Ming Shao
	Title:	Executive Vice President & General Counsel